SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 28, 2010

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On April 28, 2010, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended March 31, 2010 and the following day conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                  For the fiscal year ended March 31, 2010, sales mix was as follows:  commercial was 48% (compared to 43% in the prior full fiscal year), military was 37% (compared to 36% in prior full fiscal year), regional jets were 4% (compared to 6% in the prior full fiscal year), business jets were 5% (compared to 9% in the prior full fiscal year) and non-aviation was 6% (compared to 6% in prior full fiscal year).

•                  The top ten programs represented in the backlog were the 777,  737 NG, V-22,  787, CH-47,  UH-60, C-130, 747, C-17, and F-15 programs, respectively.

•                  For the fiscal year ended March 31, 2010, Boeing commercial, military and space accounted for 30.0% of net sales.

•                  For the fiscal year ended March 31, 2010, OEM sales represented 72% (compared to 67% in the prior full fiscal year), Aftermarket sales represented 23% (compared to 27% in the prior full fiscal year), and Other was 5% (compared to 6% in the prior full fiscal year)

•                  Same store sales for the fiscal year ended March 31, 2010 decreased 5% over the prior fiscal year.  Aerospace Systems same store sales for the fiscal year ended March 31, 2010 was $948.9 million, a decrease of 4% over the prior fiscal year. Aftermarket Services same store sales for the fiscal year ended March 31, 2010 was $224.7 million, a decrease of 12% over the prior fiscal year. Same store sales for the Company for the quarter ended March 31, 2010 increased 1% over the comparable quarter in the prior fiscal year.

•                  Aerospace Systems same store sales for the fiscal quarter ended March 31, 2010 was $228.3 million, an increase of 3% over the comparable quarter in the prior fiscal year.

•                  Export sales for the fiscal year ended March 31, 2010 were $256.0 million, a decrease of 4% from the prior fiscal year.  Export sales for the fiscal quarter ended March 31, 2010 were $72.2 million, an increase of 15% over the comparable quarter in the prior fiscal year.

•                  The company’s global effective tax rate from continuing operations for the fiscal year ended March 31, 2010 was 32.6%.

The information in this Item 2.02 of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 28, 2010